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                         BELLSOUTH ORGANIZATION OF COMPANIES

                              (AS OF DECEMBER 31, 1997)

                                  ATTACHMENT TO 10-K

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                                                                        Jurisdiction
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
Abiatar S.A.                                                                    Uruguay
Acadiana Cellular General Partnership                                          Delaware
Alabama Cellular Service, Inc.                                                  Georgia
ALLTEL Cellular Associates of South Carolina Limited Partnership               Delaware
American Cellular Communications Corporation                                   Delaware
Anniston-Westel Company, Inc.                                                   Florida
Arlax S.A.                                                                         Peru
Astros S.A.                                                                        Peru
Atlanta-Athens MSA Limited Partnership                                         Delaware
Atlanta Multichannel Television, Inc.                                           Georgia
B.A. Celular Inversora S.A.                                                   Argentina
Bakersfield Cellular Telephone Company                                       California
Bakersfield Holdings, Inc.                                                      Georgia
BBS Holdings, Inc.                                                              Georgia
BCP S.A.                                                                         Brazil
Beijing Ji Tong - BellSouth Communication & Information
     Engineering Co., Ltd.                                                        China
Belgium New System L.P.                                                        Delaware
Bell IP Holding L.L.C.                                                         Delaware
BellSouth Advertising & Publishing Corporation                                  Georgia
BellSouth Applied Technologies, Inc.                                            Georgia
BellSouth Asia/Pacific Enterprises, Inc.                                       Delaware
BellSouth Brazil, Inc.                                                          Georgia
BellSouth BSE Holdings, Inc.                                                   Delaware
BellSouth BSE, Inc.                                                            Delaware
BellSouth BSE of Virginia, Inc.                                                Virginia
BellSouth Business Systems, Inc.                                                Georgia
BellSouth Capital Funding Corporation                                           Georgia
BellSouth Carolinas PCS, L.L.C.                                                Delaware
BellSouth Carolinas PCS, L.P. (d/b/a BellSouth Mobility DCS)                   Delaware
BellSouth Cellular Corp.                                                        Georgia
BellSouth Cellular National Marketing, Inc.                                     Georgia
BellSouth Cellular Systems, Inc.                                               Delaware
BellSouth Chile Holdings, Inc.                                                  Georgia
BellSouth Chile, Inc.                                                           Georgia
BellSouth Chile S.A.                                                              Chile
BellSouth China, Inc.                                                          Delaware
BellSouth China Holdings, Inc.                                                 Delaware
BellSouth Colombia, Inc.                                                       Delaware

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
BellSouth Communication Systems, Inc.                                           Georgia
BellSouth Comunicaciones S.A.                                                     Chile
BellSouth Corporate Aviation and Travel Services, Inc.                          Georgia
BellSouth Corporation                                                           Georgia
BellSouth Denmark Capital Finance Limited                        British Virgin Islands
BellSouth Direct Marketing, Inc.                                                Georgia
BellSouth D. C., Inc.                                                           Georgia
BellSouth EC Holdings, Inc.                                                    Delaware
BellSouth Ecuador Holdings (BVI) I Limited                       British Virgin Islands
BellSouth Ecuador Holdings (BVI) II Limited                      British Virgin Islands
BellSouth Ecuador Holdings, Inc.                                               Delaware
BellSouth Ecuador Holdings Partnership                           British Virgin Islands
BellSouth Enterprises, Inc.                                                     Georgia
BellSouth Entertainment, Inc.                                                   Georgia
BellSouth Foundation, Inc.                                                      Georgia
BellSouth Guatemala Holdings, Inc.                                             Delaware
BellSouth Holdings B.V.                                                 The Netherlands
BellSouth Holding GmbH                                                          Germany
BellSouth Holdings, Inc.                                                       Delaware
BellSouth Information Systems, Inc. (BIS)                                       Georgia
BellSouth Interactive Media Services, Inc.                                      Georgia
BellSouth International (Asia/Pacific), Inc.                                    Georgia
BellSouth International Capital Finance Limited                          Cayman Islands
BellSouth International, Inc.                                                   Georgia
BellSouth International Limited                                                 England
BellSouth International U.K. Trustee Limited                                    England
BellSouth Inversiones S.A.                                                        Chile
BellSouth Inversora S.A.                                                      Argentina
BellSouth IP Holdings, Inc.                                                    Delaware
BellSouth Israel, Inc.                                                          Georgia
BellSouth Latin American Holdings I, Ltd                         British Virgin Islands
BellSouth Latin American Holdings II, Ltd.                       British Virgin Islands
BellSouth Latin American Investments I, Ltd.                     British Virgin Islands
BellSouth Latin American Investments II, Ltd.                    British Virgin Islands
BellSouth Long Distance Holdings, Inc.                                         Delaware
BellSouth Long Distance, Inc.                                                  Delaware
BellSouth Marketing Services, Inc.                                              Georgia
BellSouth Mexico, Inc.                                                         Delaware
BellSouth Mobile Data, Inc.                                                     Georgia
BellSouth Mobile Data Services, Inc.                                            Georgia
BellSouth Mobile Systems, Inc.                                                 Delaware
BellSouth Mobility Communications, Inc.                                         Georgia
BellSouth Mobility Inc                                                          Georgia
BellSouth.net Inc.                                                             Delaware
BellSouth New Zealand                                                       New Zealand
BellSouth New Zealand Holdings Limited                                      New Zealand

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

BellSouth New Zealand Limited                                                       New Zealand
BellSouth Nicaragua (BVI) Limited                                        British Virgin Islands
BellSouth Nicaragua Holdings, Inc.                                                     Delaware
BellSouth Panama Holdings, Inc.                                                        Delaware
BellSouth Panama Limited                                                         Cayman Islands
BellSouth Personal Communications, Inc. (d/b/a BellSouth Mobility DCS)                 Delaware
BellSouth Peru BVI Limited                                               British Virgin Islands
BellSouth Peru Holdings, Inc.                                                          Delaware
BellSouth Products, Inc.                                                                Georgia
BellSouth Public Communications, Inc.                                                   Georgia
BellSouth Resources, Inc.                                                               Georgia
BellSouth Shanghai Centre, Ltd.                                                         Georgia
BellSouth Telecommunications, Inc.                                                      Georgia
BellSouth Venezuela (BVI) Limited                                        British Virgin Islands
BellSouth Venezuela Holdings, Inc.                                                     Delaware
BellSouth Venezuela, S.A.                                                             Venezuela
BellSouth Ventures Corporation                                                          Georgia
BellSouth Wireless Cable, Inc.                                                         Delaware
BellSouth Wireless, Inc.                                                                Georgia
BellSouth Worldwide Holdings B.V.                                               The Netherlands
Berry Network, Inc.                                                                     Georgia
Berry-Sprint Publishing, Inc.                                                           Georgia
Billing & Management Systems S.A.                                                          Peru
Bloomington Cellular Telephone Company                                                 Delaware
Bombshell Comercio e Participacoes Ltda.                                                 Brazil
BSB S.A.                                                                                 Brazil
BSC Cayman General Partnership                                                   Cayman Islands
BSCC Cellular of Texas, L.P.                                                              Texas
BSC de Panama S.A.                                                                       Panama
BSC Guatemala, Sociedad Anonima                                                       Guatemala
BSD Cellular Communication                                                               Israel
BSE S.A.                                                                                 Brazil
BSIT International Communications                                                        Israel
BSNZ Wireless Holdings Limited                                                      New Zealand
B-Side Carriers L.P.                                                                   Delaware
B-Side L.L.C.                                                                          Delaware
Cable Sistemas S.A.                                                                        Peru
CellCom Israel, Ltd.                                                                     Israel
Cellular Credit Corporation                                                            Delaware
Cellular Holdings of Texas, Inc.                                                       Delaware
Cellular Radio of Chattanooga                                                           Georgia
Cellular Systems                                                                          Texas
Cellular Vision Peru S.A.                                                                  Peru
Celular Catarinense S.A.                                                                 Brazil
Century Cellunet of North Louisiana Cellular Limited Partnership                       Delaware
Centweight B.V.                                                                 The Netherlands

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

Charisma Communications Corp. of the Southwest                         Delaware
Chattanooga CGSA, Inc.                                                  Georgia
Chattanooga MSA Limited Partnership                                    Delaware
Compania de Radiocomunicaciones Moviles S.A.                          Argentina
Compania de Telecomunicaciones Comtal Limitada                            Chile
Connector Comercio e Participacoes Ltda.                                 Brazil
Controling S.A.                                                          Brazil
Corporate Media Partners (d/b/a Americast)                             Delaware
CSL Associates                                                          Georgia
CSL Chastain Associates                                                 Georgia
CSL Colonnade Associates                                                Georgia
CSL Exchange South Associates                                           Georgia
CSL Twelfth Street Associates                                           Georgia
CSL Western Way Associates                                              Georgia
CTM S.A.                                                              Argentina
Decatur RSA Limited Partnership                                        Delaware
Empresa Difusora Radio Tele S.A.                                           Peru
E-Plus Mobilfunk GmbH                                                   Germany
E-Plus Service GmbH                                                     Germany
Florida 511                                                             Florida
Florida Cellular Service, Inc.                                          Georgia
Florida RSA #2B (Indian River) Limited Partnership                     Delaware
Galveston Cellular Partnership                                            Texas
Galveston Cellular Telephone Company                                   Delaware
Galveston Mobile Corporation                                           Delaware
Galveston Mobile Partnership                                           Delaware
Gary Cellular Corporation                                              Delaware
Gary Cellular Telephone Company                                        New York
Georgia Cellular Corporation                                           Delaware
Georgia Cellular Holdings, Inc.                                         Georgia
Georgia RSA No. 1 Limited Partnership                                  Delaware
Georgia RSA No. 2 Limited Partnership                                  Delaware
Georgia RSA No. 3 Limited Partnership                                  Delaware
German Mobilfunk Investments, Inc.                                     Delaware
Germany New System L.P.                                                Delaware
Gfd Gesellschaft fur Datanfunk mbH                                      Germany
Gulf Coast Cellular Telephone Company                                   Alabama
Harley S.A.                                                                Peru
Hawaii Cellular Corporation                                              Hawaii
Honolulu Cellular Telephone Company                                    New York
Houston Cellular Corporation                                              Texas
Houston Cellular Telephone Company                                        Texas
Houston Mobile Cellular Communications Company                            Texas
Huntsville Cellular Telephone Corp., Inc.                               Alabama
Huntsville MSA Limited Partnership                                     Delaware
Indiana Cellular Corporation                                           Delaware

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
InfoVentures                                                                  Georgia
InfoVentures of Atlanta                                                       Georgia
Inmuebles Aries S.A.                                                             Peru
Intelligent Media Ventures, Inc. (d/b/a IntelliVentures)                      Georgia
International Card Systems S.A.                                                  Peru
Jackson Acquisitions Corp.                                                    Georgia
Jackson Cellular Corporation                                              Mississippi
Jackson Holdings, Inc.                                                        Georgia
Jacksonville MSA Limited Partnership                                         Delaware
Kentucky CGSA, Inc.                                                           Georgia
Kokomo Celltelco Partnership                                                  Indiana
L. M. Berry and Company (d/b/a The Berry Company)                             Georgia
Lafayette MSA Limited Partnership                                            Delaware
Los Angeles Cellular Corporation                                           California
Los Angeles Cellular Telephone Company                                     California
Los Angeles RCCs, Inc.                                                     California
Louisiana CGSA, Inc.                                                          Georgia
Louisiana RSA No. 7 Cellular General Partnership                             Delaware
Louisiana RSA No. 8 Limited Partnership                                      Delaware
MCTA                                                                      Mississippi
Memphis CGSA, Inc.                                                            Georgia
Memphis SMSA Limited Partnership                                             Delaware
Movicel S.A.                                                                 Colombia
Movicom Colombia S.A.                                                        Colombia
Movicom S.A.                                                                   Brazil
M-T Cellular, Inc.                                                          Tennessee
Muncie Cellular Telephone Company, Inc.                                      Delaware
National Telecommunications Alliance, Inc.                                   Delaware
Netherlands New System L.P.                                                  Delaware
Nicacel Nicaragua (BVI) Limited                                British Virgin Islands
North American GSM Alliance, Inc.                                            Delaware
Northeastern Georgia RSA Limited Partnership                                 Delaware
Northeast Mississippi Cellular, Inc.                                      Mississippi
Ondacom Wireless Services, Inc.                                              Delaware
Orlando CGSA, Inc.                                                            Georgia
Orlando SMSA Limited Partnership                                             Delaware
Otecel S.A.                                                                   Ecuador
Peck Holdings Corp.                                            British Virgin Islands
Pittsburgh SMSA Limited Partnership                                          Delaware
Polisistemas S.A.                                                             Ecuador
Prime Enterprises II, L.P.                                                   Delaware
R.A. Celular Inversora S.A.                                                 Argentina
RAM/BSE Communications, L.P.                                                 Delaware
RAM Mobile Data Belgium, S.C.S..                                              Belgium
RAM Mobile Data Belgium SC                                                    Belgium
RAM Mobile Data C. V.                                                 The Netherlands

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

RAM Mobile Data Limited                                                   England
RAM Mobile Data (Netherlands) B. V.                               The Netherlands
RAM Mobile Data Network GmbH                                              Germany
RAM Mobile Data USA Limited Partnership                                  Delaware
RCTC Wholesale Corporation                                               Virginia
Recep Comercio e Participacoes Ltda.                                       Brazil
Richmond Cellular Telephone Company                                      Virginia
ROU Celular Inversora S. A.                                                Panama
Santabel Comercio e Participacoes Ltda.                                    Brazil
Singapore Technologies Cellular Pte Ltd                                 Singapore
Skycell Communications Limited                                              India
Skytel Del Peru S.A.                                                         Peru
South Carolina Cellular Service, Inc.                                     Georgia
South Florida Television Inc.                                            Delaware
Spectrum Telecomunicaciones, S.A. de C.V.                                  Mexico
Stevens Graphics, Inc.                                                    Georgia
ST Mobile Data Pte. Ltd.                                                Singapore
Sunlink Corporation                                                       Georgia
TCIL BellSouth Limited                                                      India
TechSouth, Inc.                                                           Georgia
Telcel Celular, C.A.                                                    Venezuela
Telcell S.A.                                                               Brazil
Tele Cable S.A.                                                              Peru
Telecomunicaciones BBS, C.A.                                            Venezuela
Tele Editories S.A.                                                          Peru
Telefonia Celular de Nicaragua, S.A. (d/b/a Nicacel)                    Nicaragua
Telefonia Movel do Sul S.A..                                               Brazil
Tele-Man Ltd.                                                              Israel
Tele-Man Netherlands B.V.                                         The Netherlands
Tele 2000, S.A.                                                              Peru
Tennessee RSA Limited Partnership                                        Delaware
Terre-Haute Cellular Telephone Company, Inc.                             Delaware
T.V. Cable Del Peru S.A.                                                     Peru
Vencorp.                                                           Cayman Islands
Vidcomm, Inc.                                                             Georgia
Waivetel S.A.                                                              Brazil
Westel-Indianapolis Company                                               Florida
Westel-Los Angeles Company                                                Florida
Westel-Milwaukee Company, Inc.                                          Wisconsin
Westel Richmond, Inc.                                                    Virginia
Wireless Cable of Atlanta, Inc.                                           Georgia
1155 Peachtree Associates                                                 Georgia

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